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                 USAA Life Insurance Company Variable Annuity

                    SUPPLEMENT dated November 24, 1997
                        to PROSPECTUS dated May 1, 1997
              of Separate Account of USAA Life Insurance Company

        This Supplement amends certain disclosures contained in the Prospectus. Please retain it for future reference.

Administrative Services

        On November 24, 1997, USAA Life Insurance Company ("USAA Life") undertook performance of the administrative services previously performed by Alliance-One Services, L.P., the former third party administrator of the variable annuity contracts issued by USAA Life. The Prospectus is therefore revised as set forth below.

THE FIRST PARAGRAPH OF THE SECTION ENTITLED "ADMINISTRATION OF THE CONTRACTS," LOCATED ON PAGE 26A, IS REVISED TO READ AS FOLLOWS:

        The Company has the responsibility for administration of the Contracts, which among other things, includes application and premium processing, issuing the Contracts, and maintaining the required Owner's records.

THE SECTION ENTITLED "OWNERS INQUIRIES," LOCATED ON PAGE 26A, IS REVISED TO READ AS FOLLOWS:

        Inquiries concerning your Contract should be addressed to USAA Life at our Service Department, 9800 Fredericksburg Road, San Antonio, Texas 78288, or made by calling 1-800-531-4265.

Changes in Applicable Tax Laws

        Effective January 1, 1998, a new type of individual retirement annuity ("IRA"), known as the Roth IRA, will be available as an option for those who are eligible. The following revision to the Prospectus, which will be in effect as of that date, is set forth below.

A NEW PARAGRAPH IS INSERTED IN THE SECTION ENTITLED "TYPES OF QUALIFIED RETIREMENT PLANS," LOCATED ON PAGE 24A, IMMEDIATELY BELOW THE FIRST PARAGRAPH OF THAT SECTION, AS FOLLOWS:

ROTH IRA

        Individuals who are eligible may maintain a Roth IRA. Contributions to a Roth IRA are not tax deductible. However, distributions from a Roth IRA may be tax free depending on how and when the taxpayer withdraws the money from the Roth IRA account. Subject to certain income limitations, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA. While a rollover contribution will be taxable currently, any future distributions from a Roth IRA may be tax free. The maximum non-deductible contribution to a Roth IRA is $2,000, not counting rollover contributions. Contributions to a Roth IRA may be made beyond age 70 1/2. The maximum yearly contributions allowed for any individual to all Roth IRAs and IRAs set forth in the preceding paragraph is $2,000.


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                 USAA Life Insurance Company Variable Annuity

                      SUPPLEMENT dated November 24, 1997
                to Statement of Additional Information ("SAI")
                               dated May 1, 1997
              of Separate Account of USAA Life Insurance Company


        Effective November 24, 1997, USAA Life Insurance Company ("USAA Life") undertook performance of administrative services previously performed by Alliance-One Services, L.P., the former third party administrator of the variable annuity contracts issued by USAA Life. The SAI is therefore revised as set forth below:

THE SECTION ENTITLED "SERVICES," LOCATED ON PAGE 4, IS REVISED BY DELETING THE FIRST THREE SENTENCES OF THE SECTION. IT NOW READS AS FOLLOWS:

                                   SERVICES

        USAA Life has entered into a Service Agreement with USAA Transfer Agency Company d/b/s USAA Shareholder Account Services ("USAA SAS"), pursuant to which USAA SAS will receive and forward to USAA Life applications and premium payments for certain Tax Sheltered Annuity Contracts.